FNFV Reports Fourth Quarter 2015 Results With $969 Million Book Value of Portfolio Company Investments, or $13.43 Per Share; Repurchased Additional 3.6 Million Shares of Common Stock in Fourth Quarter
Jacksonville, Fla. -- (February 10, 2016) -- Fidelity National Financial, Inc. today reported the operating results for FNFV Group (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc., for the three and twelve-month periods ended December 31, 2015.

•	Total revenue of $351 million in the fourth quarter versus $398 million in the fourth quarter of 2014

•	Fourth quarter adjusted diluted EPS of $0.04 versus adjusted diluted EPS of $0.17 in the fourth quarter of 2014

•	Adjusted EBITDA of $25 million for the fourth quarter versus adjusted EBITDA of $26 million for the fourth quarter of 2014

•	Fourth quarter FNFV free cash flow of $7 million versus $65 million in the fourth quarter of 2014

•	$245 million in holding company cash on December 31, 2015

•	Repurchased approximately 3.6 million shares of common stock for more than $39 million in the fourth quarter

•
Since the formation of FNFV in July 2014, more than 20.5 million shares of FNFV common stock have been repurchased for a total of approximately $291 million; approximately 22% of the shares of FNFV common stock distributed in July 2014 have been repurchased

Restaurant Group

•
$320 million in total revenue, adjusted EBITDA of $25 million and adjusted EBITDA margin of 7.6% for the fourth quarter versus approximately $369 million in total revenue, adjusted EBITDA of $28 million and an adjusted EBITDA margin of 7.3% in the fourth quarter of 2014

•	Same store sales increased approximately 0.6% in the fourth quarter, as Ninety Nine, Bakers Square and O'Charley's had same store sales growth of 2.9%, 1.6% and 0.6%, respectively

Ceridian HCM

•
Fourth quarter total revenue of approximately $205 million, a 2% decrease from the fourth quarter of 2014 and EBITDA of more than $29 million, a 15% improvement over the fourth quarter of 2014, for an EBITDA margin of approximately 14%

Digital Insurance

•
Fourth quarter total revenue of $31 million, a 24% increase over the fourth quarter of 2014; adjusted EBITDA of more than $6 million, a 44% increase over the fourth quarter of 2014, and a fourth quarter EBITDA margin of more than 20%

Monetization and Investment Initiatives

•
In separate transactions in September, October and December, received gross proceeds of approximately $157 million from the indirect sale of approximately 1.1 million shares of Fleetcor common stock; net, after-tax proceeds were approximately $125 million

•
Repurchased nearly 3.6 million shares of FNFV common stock for more than $39 million during the fourth quarter; since the formation of FNFV in July 2014, more than 20.5 million shares of common stock have been repurchased for a total of approximately $291 million

•
During the fourth quarter, purchased approximately 2.2 million shares of Del Frisco's Restaurant Group common stock for a total investment of nearly $32 million; incremental purchases made in January and February 2016 resulted in a total investment of approximately 2.9 million shares (12.4% of outstanding shares) for nearly $42 million

“We again were successful in completing several monetization events during the quarter at FNFV,” said Chairman William P. Foley, II. “In separate transactions during the quarter we indirectly sold approximately 1.1 million shares of Fleetcor common stock for gross proceeds of approximately $157 million and $125 million in net, after-tax, cash proceeds. We also continued our share repurchase efforts in the fourth quarter, buying back an additional 3.6 million shares of FNFV common stock for approximately $39 million. We also made our first new investment through FNFV, buying approximately 2.9 million shares of

Del Frisco's Restaurant Group common stock for a total investment of nearly $42 million. We continue to seek to maximize the value of current and future investments for the benefit of our shareholders."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2015 results of FNFV on Thursday, February 11, 2016, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:00 p.m. Eastern time on February 11, 2016, through February 18, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 383825.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC , Ceridian HCM, Inc., Fleetcor Technologies, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF Group on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

FNFV-E

SOURCE: Fidelity National Financial, Inc.

CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2015
Operating revenue	$359	$328	$31
Realized gains and losses, net	(8)	(8)	—
Total revenue	351	320	31

Personnel costs	42	15	27
Other operating expenses	20	16	4
Cost of restaurant revenue	274	274	—
Depreciation and amortization	14	11	3
Interest expense	3	1	2
Total expenses	353	317	36

Pre-tax (loss) earnings from continuing operations	$(2)	$3	$(5)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$8	$8	$—
Purchase price amortization	8	4	4
IPO costs	2	2	—
Total non-GAAP adjustments before taxes	$18	$14	$4

Adjusted pre-tax earnings (loss) from continuing operations	$16	$17	$(1)
Adjusted pre-tax margin from continuing operations	4.5%	5.2%	—

Purchase price amortization	(8)	(4)	(4)
Depreciation and amortization	14	11	3
Interest expense	3	1	2

Adjusted EBITDA	$25	$25	$—
Adjusted EBITDA margin	7.0%	7.6%	—

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2015
Pre-tax (loss) earnings from continuing operations	$(2)	$3	$(5)

Income tax (benefit) expense	(2)	(2)	—
Loss from equity investments	(2)	—	(2)
Non-controlling interests	3	2	1

Net (loss) earnings attributable to FNFV common shareholders	$(5)	$3	$(8)

EPS attributable to FNFV common shareholders - basic	$(0.07)	$0.04	$(0.11)
EPS attributable to FNFV common shareholders - diluted	$(0.07)	$0.04	$(0.11)

FNFV weighted average shares - basic	73
FNFV weighted average shares - diluted	75

Net (loss) earnings attributable to FNFV common shareholders	$(5)	$3	$(8)

Total non-GAAP, pre-tax adjustments	$18	$14	$4
Income taxes on non-GAAP adjustments	(4)	(3)	(1)
Noncontrolling interest on non-GAAP adjustments	(6)	(6)	—
Total non-GAAP adjustments	8	5	3

Adjusted net earnings (loss) attributable to FNFV common shareholders	$3	$8	$(5)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.04	$0.11	$(0.07)

Cash flows provided by operations:	$22
Non-GAAP adjustments:
IPO costs	2
Total non-GAAP adjustments	2

Adjusted cash flows from operations	24
Capital expenditures	17
Free cash flow	$7

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2014
Operating revenue	$409	$381	$28
Realized gains and losses, net	(11)	(12)	1
Total revenue	398	369	29

Personnel costs	56	17	39
Other operating expenses	25	15	10
Cost of restaurant revenue	321	321	—
Depreciation and amortization	18	13	5
Interest expense	2	3	(1)
Total expenses	422	369	53

Pre-tax loss from continuing operations	$(24)	$—	$(24)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$11	$12	$(1)
FNFV incentive plan accrual	19	—	19
Purchase price amortization	8	4	4
Total non-GAAP adjustments before taxes	$38	$16	$22

Adjusted pre-tax earnings (loss) from continuing operations	$14	$16	$(2)
Adjusted pre-tax margin from continuing operations	3.4%	4.2%	—

Purchase price amortization	(8)	(4)	(4)
Depreciation and amortization	18	13	5
Interest expense	2	3	(1)

Adjusted EBITDA	$26	$28	$(2)
Adjusted EBITDA margin	6.4%	7.3%	—

(1) Results for J. Alexander's are included in the 2014 results.

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2014
Pre-tax loss from continuing operations	$(24)	$—	$(24)

Income tax expense	163	1	162
Earnings from equity investments	474	—	474
Income from discontinued operations, net of tax	8	—	8
Non-controlling interests	3	(2)	5

Net earnings attributable to FNFV common shareholders	$292	$1	$291

EPS attributable to FNFV common shareholders - basic	$3.17	$0.01	$3.16
EPS attributable to FNFV common shareholders - diluted	$3.14	$0.01	$3.13

FNFV weighted average shares - basic	92
FNFV weighted average shares - diluted	93

Net earnings attributable to FNFV common shareholders	$292	$1	$291

Total non-GAAP, pre-tax adjustments	$38	$16	$22
FNFV portion of gain on sale of Comdata	(490)	—	(490)
Impairment of Fidelity National Environmental Solutions investment	15	—	15
Income taxes on non-GAAP adjustments	169	(3)	172
Noncontrolling interest on non-GAAP adjustments	(8)	(8)	—
Total non-GAAP adjustments	(276)	5	(281)

Adjusted net earnings attributable to FNFV common shareholders	$16	$6	$10

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.17	$0.06	$0.11

Cash flows provided by operations:	$93

Capital expenditures	28
Free cash flow	$65

(1) Results for Remy and J. Alexander's are included in the 2014 results.

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2015
Operating revenue	$1,615	$1,412	$203
Interest and investment income	2	—	2
Realized gains and losses, net	(19)	(19)	—
Total revenue	1,598	1,393	205

Personnel costs	157	65	92
Other operating expenses	167	71	96
Cost of restaurant revenue	1,195	1,195	—
Depreciation and amortization	65	49	16
Interest expense	9	6	3
Total expenses	1,593	1,386	207

Pre-tax earnings (loss) from continuing operations	$5	$7	$(2)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$19	$19	$—
Purchase price amortization	29	15	14
IPO costs	9	9	—
Total non-GAAP adjustments before taxes	$57	$43	$14

Adjusted pre-tax earnings from continuing operations	$62	$50	$12
Adjusted pre-tax margin from continuing operations	3.8%	3.5%	5.9%

Purchase price amortization	(29)	(15)	(14)
Depreciation and amortization	65	49	16
Interest expense	9	6	3

Adjusted EBITDA	$107	$90	$17
Adjusted EBITDA margin	6.6%	6.4%	8.3%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2015
Pre-tax earnings (loss) from continuing operations	$5	$7	$(2)

Income tax benefit	(20)	(2)	(18)
Loss from equity investments	(22)	—	(22)
Non-controlling interests	16	3	13

Net (loss) earnings attributable to FNFV common shareholders	$(13)	$6	$(19)

EPS attributable to FNFV common shareholders - basic	$(0.16)	$0.08	$(0.24)
EPS attributable to FNFV common shareholders - diluted	$(0.16)	$0.08	$(0.24)

FNFV weighted average shares - basic	79
FNFV weighted average shares - diluted	82

Net (loss) earnings attributable to FNFV common shareholders	$(13)	$6	$(19)

Total non-GAAP, pre-tax adjustments	$57	$43	$14
Income taxes on non-GAAP adjustments	(21)	(10)	(11)
Ceridian Divestiture Loss	15	—	15
Noncontrolling interest on non-GAAP adjustments	(17)	(17)	—
Total non-GAAP adjustments	34	16	18

Adjusted net earnings (loss) attributable to FNFV common shareholders	$21	$22	$(1)

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.26	$0.27	$(0.01)

Cash flows provided by operations:	$29
Non-GAAP adjustments:
IPO costs	9
Total Non-GAAP adjustments	9

Adjusted cash flows from operations	38
Capital expenditures	62
Free cash flow	$(24)

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2014
Operating revenue	$1,546	$1,436	$110
Interest and investment income	5	—	5
Realized gains and losses, net	(17)	(13)	(4)
Total revenue	1,534	1,423	111

Personnel costs	170	69	101
Other operating expenses	86	61	25
Cost of restaurant revenue	1,220	1,220	—
Depreciation and amortization	67	52	15
Interest expense	5	8	(3)
Total expenses	1,548	1,410	138

Pre-tax (loss) earnings from continuing operations	$(14)	$13	$(27)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$17	$13	$4
FNFV incentive plan accrual	19	—	19
Purchase price amortization	27	15	12
Total non-GAAP adjustments before taxes	$63	$28	$35

Adjusted pre-tax earnings from continuing operations	$49	$41	$8
Adjusted pre-tax margin from continuing operations	3.2%	2.9%	7.0%

Purchase price amortization	(27)	(15)	(12)
Depreciation and amortization	67	52	15
Interest expense	5	8	(3)

Adjusted EBITDA	$94	$86	$8
Adjusted EBITDA margin	6.1%	6.0%	7.0%

(1) Results for J. Alexanders are included in the 2014 results.

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2014
Pre-tax (loss) earnings from continuing operations	$(14)	$13	$(27)

Income tax expense	150	1	149
Earnings from equity investments	428	—	428
Earnings from discontinued operations, net of tax	8	—	8
Non-controlling interests	4	2	2

Net earnings attributable to FNFV common shareholders	$268	$10	$258

EPS attributable to Old FNF common shareholders - basic	$(0.04)	$0.04	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$(0.04)	$0.04	$(0.08)

EPS attributable to FNFV common shareholders - basic	$3.04	$—	$3.04
EPS attributable to FNFV common shareholders - diluted	$3.01	$—	$3.01

Old FNF weighted average shares - basic	138
Old FNF weighted average shares - diluted	142

FNFV weighted average shares - basic	46
FNFV weighted average shares - diluted	47
FNFV actual shares outstanding as of December 31, 2014	93

Net earnings attributable to FNFV common shareholders	$268	$10	$258

Total non-GAAP, pre-tax adjustments	$63	$28	$35
Ceridian Comdata gain and other Ceridian legal adjustments	(456)	—	(456)
Impairment of Fidelity National Environmental Solutions investment	15	—	15
Income taxes on non-GAAP adjustments	148	(6)	154
Noncontrolling interest on non-GAAP adjustments	(13)	(13)	—
Total non-GAAP adjustments	(243)	9	(252)

Adjusted net earnings attributable to FNFV common shareholders	$25	$19	$6

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.27	$0.20	$0.06

Cash flows provided by operations:	$93
Non-GAAP adjustments:
Payments on FNFV incentive plans	57
Other legal matters	16
Total Non-GAAP adjustments	73

Adjusted cash flows from operations	166
Capital expenditures	86
Free cash flow	$80

(1) Results for Remy and J. Alexanders are included in the 2014 results.

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET AND BOOK VALUE SUMMARY
(In millions)

	FNFV December 31, 2015	FNFV December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$735	$1,009
Goodwill	188	206
Total assets	1,429	1,919
Notes payable	200	121
Non-controlling interest	114	137
Total equity and redeemable non-controlling interests	1,083	1,515
Total equity attributable to common shareholders	969	1,378

	FNF Group December 31, 2015	FNFV December 31, 2015	Consolidated December 31, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,898	$735	$5,633	$5,369
Goodwill	4,572	188	4,760	4,721
Title plant	395	—	395	393
Total assets	12,502	1,429	13,931	13,845
Notes payable	2,593	200	2,793	2,803
Reserve for title claim losses	1,583	—	1,583	1,621
Secured trust deposits	701	—	701	622
Redeemable non-controlling interests	344	—	344	715
Non-redeemable non-controlling interests	720	114	834	79
Total equity and redeemable non-controlling interests	5,849	1,083	6,932	6,788
Total equity attributable to common shareholders	4,785	969	5,754	5,994

Adjusted Book Value Summary	FNFV December 31, 2015	FNFV December 31, 2014
	(Unaudited)	(Unaudited)
Ceridian/Fleetcor	$363	$632
American Blue Ribbon Holdings	169	159
Del Frisco's Restaurant Group	34	—
J. Alexander's	—	100
Digital Insurance	73	149
Cascade	—	63
Holding Company Cash	245	164
Other	85	111
FNFV Book Value	$969	$1,378
Outstanding FNFV shares	72.2	92.8
FNFV Book Value per Share	$13.43	$14.84

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$521	$521	$—	$2,009	$2,009	$—
Agency title premiums	592	592	—	2,277	2,277	—
Total title premiums	1,113	1,113	—	4,286	4,286	—
Escrow, title-related and other fees	807	776	31	3,324	3,121	203
Total title and escrow and other	1,920	1,889	31	7,610	7,407	203

Restaurant revenue	328	—	328	1,412	—	1,412
Interest and investment income	30	30	—	123	121	2
Realized gains and losses, net	6	14	(8)	(13)	6	(19)
Total revenue	2,284	1,933	351	9,132	7,534	1,598

Personnel costs	678	636	42	2,671	2,514	157
Other operating expenses	457	437	20	1,881	1,714	167
Cost of restaurant revenue	274	—	274	1,195	—	1,195
Agent commissions	452	452	—	1,731	1,731	—
Depreciation and amortization	104	90	14	410	345	65
Title claim loss expense	61	61	—	246	246	—
Interest expense	34	31	3	131	122	9
Total expenses	2,060	1,707	353	8,265	6,672	1,593

Earnings (loss) from continuing operations before taxes	224	226	(2)	867	862	5
Income tax expense (benefit)	71	73	(2)	290	310	(20)
Earnings from continuing operations before equity investments	153	153	—	577	552	25
Earnings (loss) from equity investments	—	2	(2)	(16)	6	(22)
Net earnings (loss)	153	155	(2)	561	558	3
Non-controlling interests	14	11	3	34	18	16
Net earnings (loss) attributable to common shareholders	$139	$144	$(5)	$527	$540	$(13)

Cash flows provided by operations	258	236	22	917	888	29

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2014			December 31, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$478	$478	$—	$1,727	$1,727	$—
Agency title premiums	494	494	—	1,944	1,944	—
Total title premiums	972	972	—	3,671	3,671	—
Escrow, title-related and other fees	707	679	28	2,804	2,694	110
Total title and escrow and other	1,679	1,651	28	6,475	6,365	110

Restaurant revenue	381	—	381	1,436	—	1,436
Interest and investment income	33	33	—	126	121	5
Realized gains and losses, net	(7)	4	(11)	(13)	4	(17)
Total revenue	2,086	1,688	398	8,024	6,490	1,534

Personnel costs	652	596	56	2,540	2,370	170
Other operating expenses	396	371	25	1,643	1,557	86
Cost of restaurant revenue	321	—	321	1,220	—	1,220
Agent commissions	373	373	—	1,471	1,471	—
Depreciation and amortization	101	83	18	403	336	67
Title claim loss expense	59	59	—	228	228	—
Interest expense	31	29	2	127	122	5
Total expenses	1,933	1,511	422	7,632	6,084	1,548

Earnings (loss) from continuing operations before taxes	153	177	(24)	392	406	(14)
Income tax expense	233	70	163	312	162	150
(Loss) earnings from continuing operations before equity investments	(80)	107	(187)	80	244	(164)
Earnings from equity investments	475	1	474	432	4	428
Net earnings from continuing operations	395	108	287	512	248	264
Earnings (loss) from discontinued operations, net of tax	8	—	8	7	(1)	8
Net earnings	403	108	295	519	247	272
Non-controlling interests	11	8	3	(64)	(68)	4
Net earnings attributable to common shareholders	$392	$100	$292	$583	$315	$268

Cash flows provided by operations	279	186	93	568	475	93

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